Exhibit 99.1
SOUTH FLORIDA MARKET
(Divisions of Allied Waste Industries, Inc.)
COMBINED FINANCIAL STATEMENTS
As of March 31, 2007 and December 31, 2006
and for the three months ended
March 31, 2007 and 2006

SOUTH FLORIDA MARKET
(Divisions of Allied Waste Industries, Inc.)
Phoenix, Arizona
Combined Financial Statements
As of March 31, 2007 and December 31, 2006
and for the three months ended
March 31, 2007 and 2006
CONTENTS

COMBINED FINANCIAL STATEMENTS

COMBINED BALANCE SHEETS AS OF MARCH 31, 2007 (UNAUDITED) AND DECEMBER 31, 2006	1

COMBINED STATEMENTS OF INCOME AND DIVISION EQUITY FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006 (UNAUDITED)	2

COMBINED STATEMENTS OF CASH FLOWS FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006 (UNAUDITED)	3

NOTES TO COMBINED FINANCIAL STATEMENTS	4

SOUTH FLORIDA MARKET
(DIVISIONS OF ALLIED WASTE INDUSTRIES, INC.)
COMBINED BALANCE SHEET
March 31, 2007 (unaudited) and December 31, 2006
(in thousands)

	March 31, 2007	December 31, 2006
	(unaudited)
ASSETS
Current assets:
Cash	$1	$1
Accounts receivable, net of allowance of $15 in 2007 and $552 in 2006	7,250	8,552
Inventories	228	192
Prepaid expenses and other	323	261

Total current assets	7,802	9,006
Property and equipment, net	11,690	12,270
Goodwill	62	62
Other assets	11	11

Total assets	$19,565	$21,349

LIABILITIES AND PARENT COMPANY INVESTMENT
Current liabilities:
Accounts payable	$4,269	$4,262
Accrued franchise taxes	975	867
Other accrued liabilities	1,573	1,576
Unearned revenue	3,073	3,127

Total current liabilities	9,890	9,832

Commitments and contingencies (Note 6)

Parent Company investment:
Division equity	51,877	49,521
Less, Due from Parent Company	(42,202)	(38,004)

Total parent company investment	9,675	11,517

Total liabilities and parent company investment	$19,565	$21,349

See accompanying notes to combined financial statements.

SOUTH FLORIDA MARKET
(DIVISIONS OF ALLIED WASTE INDUSTRIES, INC.)
COMBINED STATEMENTS OF INCOME AND DIVISION EQUITY (UNAUDITED)
For three months ended March 31, 2007 and 2006
(in thousands)

	Three Months Ended March 31,
	2007	2006

Revenues	$16,377	$15,874

Cost of operations	12,075	12,048

Selling, general and administrative expenses	1,283	1,281

Depreciation and amortization	579	560

Operating income	2,440	1,985

Interest income — Parent Company	1,487	1,279

Income before income taxes	3,927	3,264

Income tax expense	1,571	1,306

Net income	2,356	1,958

Division equity at beginning of period	49,521	41,099

Division equity at end of period	$51,877	$43,057

See accompanying notes to combined financial statements.

SOUTH FLORIDA MARKET
(DIVISIONS OF ALLIED WASTE INDUSTRIES, INC.)
COMBINED STATEMENTS OF CASH FLOWS (UNAUDITED)
For three months ended March 31, 2007 and 2006
(in thousands)

	Three Months Ended March 31,
	2007	2006

Cash flows from operating activities
Net income	$2,356	$1,958
Adjustments to reconcile net income to cash provided by operating activities
Depreciation and amortization	580	560
Allowance for doubtful accounts	8	26
Loss on sale of property and equipment	—	72
Changes in operating assets and liabilities
Accounts receivable	1,294	1,709
Inventories	(36)	44
Prepaid expenses and other	(62)	39
Accounts payable	7	(569)
Other accrued liabilities	111	93
Unearned revenue	(54)	(48)

Cash provided by operating activities	4,204	3,884

Cash flows from investing activities
Change in due from Parent Company	(4,198)	(3,141)
Purchase of property and equipment	—	(741)

Cash used by investing activities	(4,198)	(3,882)

Cash flows from financing activities
Other	(6)	(2)

Cash used by financing activities	(6)	(2)

Change in cash	—	—

Cash at beginning of period	1	1

Cash at end of period	$1	$1

See accompanying notes to combined financial statements.

SOUTH FLORIDA MARKET
(DIVISIONS OF ALLIED WASTE INDUSTRIES, INC.)
NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1 — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
South Florida Market (the “Company”) is a group of three operations in the Miami, Florida area that provide waste collection, transfer and recycling services and each of the operations are divisions of BFI Waste Systems of North America, Inc. (“BFIWSNA”), an indirect wholly owned subsidiary of Allied Waste Industries. (“AWI”, or “Parent Company”), a Delaware corporation. AWI is the second largest, non-hazardous solid waste management company in the United States, as measured by revenues. AWI has business operations in 37 states and its revenues are derived from one industry segment, which includes, waste collection, transfer, recycling and disposal of non-hazardous solid waste. All significant operational and financial decisions of the Company are made by AWI’s management.
In July 2006, AWI entered into a definitive agreement to sell substantially all of the Company’s assets and certain liabilities to a third party for expected proceeds of approximately $64 million plus working capital as defined in the agreement. The divestiture transaction was completed on March 31, 2007. The accompanying balance sheet at March 31, 2007 was prepared by AWI prior to the divestiture and reflects the assets and liabilities of the Company prior to the sale.
Basis of Presentation: All significant division accounts and transactions between the business units within the Company are eliminated in the combined financial statements.
The Company is not a registrant with the Securities and Exchange Commission (the “SEC”); however, AWI is a registrant with the SEC and is subject to the SEC’s periodic reporting requirements. Certain estimates, including allocations from the Parent Company, have been recorded in the accompanying combined financial statements for stand-alone financial reporting purposes. Certain information related to significant accounting policies and other note disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) have been condensed or omitted from the accompanying unaudited interim combined financial statements. The accounting policies followed in the preparation of these unaudited interim combined financial statements are consistent with those followed in the Company’s annual combined financial statements as of and for the year ended December 31, 2006. Management of the Company believes that the presentations and disclosures herein are adequate when read in conjunction with the audited combined financial statements as of and for the year ended December 31, 2006, to make the information not misleading. In the opinion of AWI’s management, the accompanying unaudited interim combined financial statements and the related notes thereto contain all material adjustments, consisting only of normal recurring adjustments necessary to fairly state the Company’s financial position, results of operations and cash flows for the periods presented. Operating results for the interim periods are not necessarily indicative of the results for the full year.

(Continued)

SOUTH FLORIDA MARKET
(DIVISIONS OF ALLIED WASTE INDUSTRIES, INC.)
NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1 — ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
As discussed in Note 5, AWI charges the Company for management, financial and other administrative services which AWI provides to the Company and also allocates certain of its overhead costs to the Company. AWI also maintains insurance coverage (employee health, general, auto liability and workers compensation) for the Company and allocates the cost of such coverage to the Company
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Recently Issued Accounting Pronouncements: The Company adopted FASB Interpretation 48, Accounting for Uncertainty in Income Taxes (“FIN 48”), as of January 1, 2007. A tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. The adoption had no affect on the Company’s financial statements. The Company is subject to U.S. federal income tax as well as income tax of the state of Florida. The Company does not expect the total amount of unrecognized tax benefits to significantly increase in the next twelve months. The Company did not have any amounts accrued for interest and penalties at March 31, 2007.
NOTE 2 — PROPERTY AND EQUIPMENT
Property and equipment, at cost, and the related accumulated depreciation and amortization at March 31, 2007 and December 31, 2006 are summarized as follows (in thousands):

	2007	2006
Land and land improvements	$3,032	$3,032
Vehicles and equipment	13,568	13,581
Buildings and improvements	3,104	3,104
Containers and compactors	8,762	8,762
Furniture and fixtures	170	182

	28,636	28,661
Less: Accumulated depreciation and amortization	16,946	16,391

Property and equipment, net	$11,690	$12,270

(Continued)

SOUTH FLORIDA MARKET
(DIVISIONS OF ALLIED WASTE INDUSTRIES, INC.)
NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 3 — RETIREMENT PLAN
AWI sponsors the AWI 401(k) Plan, a defined contribution plan which is available to all eligible employees of AWI not represented by collective bargaining agreements. Eligible employees may contribute up to 25% of their annual compensation on a pre-tax basis. Participant contributions are subject to certain restrictions as set forth in the Internal Revenue Code. AWI matches in cash 50% of employee contributions, up to the first 5% of the employee’s compensation which is deferred. Participant contributions vest immediately and the employer contributions vest in increments of 20% based upon years of service. AWI’s matching contributions to the plan on the Company’s behalf and the amount expensed by the Company was approximately $38,000 for each of the three months ended March 31, 2007 and 2006.
NOTE 4 — INCOME TAXES
The Company’s operating results are included in the consolidated federal income tax return of AWI. Separate company state income tax returns are filed in Florida. The allocation of consolidated income taxes of AWI to the Company is determined as if the Company prepared a separate tax return, in accordance with the provisions of the SFAS No. 109, Accounting for Income Taxes.
The federal and state income tax provisions include both current and deferred income taxes. Under the informal tax sharing arrangement with the Parent Company, the total provision is treated as a current provision which has reduced cash flows from operating activities and has decreased the amount due from Parent Company. Deferred income tax assets and liabilities related to the Company are maintained by the Parent Company.
The reconciliation of the income tax provision at the federal statutory tax rate to the reported tax provision for the three months ended March 31, 2007 and 2006 is as follows:

	2007	2006
Income taxes at statutory rate — 35%	$1,374	$1,142
State income taxes, net of federal benefit	197	164

Income taxes	$1,571	$1,306

(Continued)

SOUTH FLORIDA MARKET
(DIVISIONS OF ALLIED WASTE INDUSTRIES, INC.)
NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 5 — RELATED PARTY TRANSACTIONS
All treasury functions are maintained at the Parent Company. Cash receipts are deposited into an account maintained by the Parent Company, and the Company’s cash requirements are met by the Parent Company and the net amount of these cash transactions is recorded in due from Parent Company. The Company earns interest at a rate of 6% on the balance with the Parent Company, excluding tax-related items, purchasing accounting related items, goodwill and certain other non-cash items, and other non-interest bearing items. Related interest income allocated by the Parent Company to the Company was approximately $1.5 million and $1.3 million for the three months ended March 31, 2007 and 2006, respectively. The balance due from Parent was approximately $42.2 million at March 31, 2007, and is reflected as a reduction of division equity to reflect the net investment of the Parent Company.
In 2001, the Company entered into operating lease agreements with certain other subsidiaries of the Parent Company for equipment and vehicles. The associated lease expense included in cost of operations for the three months ended March 31, 2007 and 2006 was approximately $127,000 and $120,000, respectively.
The Company is charged for management, financial and other administrative services provided by AWI during the year, including allocations for overhead. Amounts are allocated on the basis of revenues earned. Related charges for the three months ended March 31, 2007 and 2006 were approximately $435,315 and $361,000, respectively, and are included in selling, general and administrative expenses. In addition, AWI maintains employee health, general, auto liability and workers’ compensation insurance coverage for the Company and the costs of such coverage are allocated to the Company. Related charges included in cost of operations for the three months ended March 31, 2007 and 2006 of approximately $1.0 million and $1.2 million, respectively, were allocated on the basis of payroll expenses incurred. Management believes the method of allocation used is reasonable but would not necessarily represent those costs charged by non-affiliated companies or incurred for similar functions on a stand-alone basis. With the exception of the lease agreements discussed above, there are no contractual relationships between the Company and the Parent Company.
NOTE 6 — COMMITMENTS AND CONTINGENCIES
Financial Assurances: At March 31, 2007, BFIWSNA, in connection with the Company’s operations, has provided $6.0 million in financial assurances to governmental agencies relating to its recycling, transfer station and collection operations. These financial assurance requirements are satisfied by providing performance bonds, letters of credit, insurance policies or trust deposits to secure these obligations. Additionally, BFIWSNA, in connection with the Company’s operations, is required to provide financial assurances for its insurance program and collateral required for certain performance obligations.

(Continued)

SOUTH FLORIDA MARKET
(DIVISIONS OF ALLIED WASTE INDUSTRIES, INC.)
NOTES TO COMBINED FINANCIAL STATEMENTS
NOTE 6 — COMMITMENTS AND CONTINGENCIES (Continued)
These financial instruments are issued in the normal course of business. They are not debt and, therefore, are not reflected in the accompanying combined balance sheet. The underlying obligations of the financial assurance instruments would be valued and recorded in the combined balance sheet based on the likelihood of the performance being required, and BFIWSNA and the Company does not expect this to occur. The fair value of such assurances is allocated to the Company by the Parent Company (Note 5).
Litigation: The Company and its Parent Company are subject to extensive and evolving laws and regulations and have implemented environmental safeguards to respond to regulatory requirements. In the normal course of conducting operations, the Company and its Parent Company may become involved in certain legal and administrative proceedings. Some of these actions may result in fines, penalties or judgments, which may have an impact on earnings for a particular period. Litigation and regulatory compliance contingencies are accrued for when such costs are probable and reasonably estimable. There are no matters outstanding at March 31, 2007 that management expects to have a material adverse effect on the Company’s liquidity, financial position or results of operations.
Guarantees and Collateral: BFIWSNA enters into contracts in the normal course of business that include indemnification clauses. Indemnifications relating to known liabilities are recorded in the combined financial statements based on management’s best estimate of required future payments. Certain of these indemnifications relate to contingent events or occurrences, such as the imposition of additional taxes due to a change in the tax law or adverse interpretation of the tax law, and indemnifications made in divestiture agreements where BFIWSNA indemnifies the buyer for liabilities that may become known in the future but that relate to our activities prior to the divestiture.
Along with substantially all of the other operations of the Parent Company, the Company’s assets collateralize certain of the Parent Company’s outstanding debt obligations.
NOTE 7 — SUBSEQUENT EVENT
Effective March 31, 2007, AWI sold its South Florida Market business operations and operating assets to Waste Services, Inc.